Exhibit 2.(n)(ii)

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Trustee or Officer of TEKLA WORLD HEALTHCARE FUND (the “Fund”) constitutes and appoints Laura Woodward, Christopher P. Harvey and Allison M. Fumai and each of them, as his or her true and lawful attorney-in-fact and agent with full power of substitution and resubstitution for such attorney-in-fact in such attorney-in-fact’s name, place, and stead, in any and all capacities, to sign the Fund’s registration statement on Form N-2 in connection with the shelf offering and any “at the market” offerings, rights offerings, or secondary offerings approved by the Board of Trustees of the Fund on September 15, 2022 (the “Registration Statement”) including any and all amendments, exhibits, or supplements thereto, to be filed pursuant to the Securities Act of 1933 and the Investment Company Act of 1940, with all other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person in his or her capacity as a Trustee or Officer of the Fund, hereby ratifying and confirming all that each said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has duly executed this Power of Attorney on the date indicated below.

/s/ Daniel R. Omstead
Signature

Daniel R. Omstead
Printed Name

September 15, 2022
Date

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Trustee or Officer of TEKLA WORLD HEALTHCARE FUND (the “Fund”) constitutes and appoints Daniel R. Omstead, Christopher P. Harvey and Allison M. Fumai and each of them, as his or her true and lawful attorney-in-fact and agent with full power of substitution and resubstitution for such attorney-in-fact in such attorney-in-fact’s name, place, and stead, in any and all capacities, to sign the Fund’s registration statement on Form N-2 in connection with the shelf offering and any “at the market” offerings, rights offerings, or secondary offerings approved by the Board of Trustees of the Fund on September 15, 2022 (the “Registration Statement”) including any and all amendments, exhibits, or supplements thereto, to be filed pursuant to the Securities Act of 1933 and the Investment Company Act of 1940, with all other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person in his or her capacity as a Trustee or Officer of the Fund, hereby ratifying and confirming all that each said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has duly executed this Power of Attorney on the date indicated below.

/s/ Laura Woodward
Signature

Laura Woodward
Printed Name

September 15, 2022
Date

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Trustee or Officer of TEKLA WORLD HEALTHCARE FUND (the “Fund”) constitutes and appoints Daniel R. Omstead, Laura Woodward, Christopher P. Harvey and Allison M. Fumai and each of them, as his or her true and lawful attorney-in-fact and agent with full power of substitution and resubstitution for such attorney-in-fact in such attorney-in-fact’s name, place, and stead, in any and all capacities, to sign the Fund’s registration statement on Form N-2 in connection with the shelf offering and any “at the market” offerings, rights offerings, or secondary offerings approved by the Board of Trustees of the Fund on September 15, 2022 (the “Registration Statement”) including any and all amendments, exhibits, or supplements thereto, to be filed pursuant to the Securities Act of 1933 and the Investment Company Act of 1940, with all other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person in his or her capacity as a Trustee or Officer of the Fund, hereby ratifying and confirming all that each said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has duly executed this Power of Attorney on the date indicated below.

/s/ Jeffrey A. Bailey
Signature

Jeffrey A. Bailey
Printed Name

September 15, 2022
Date

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Trustee or Officer of TEKLA WORLD HEALTHCARE FUND (the “Fund”) constitutes and appoints Daniel R. Omstead, Laura Woodward, Christopher P. Harvey and Allison M. Fumai and each of them, as his or her true and lawful attorney-in-fact and agent with full power of substitution and resubstitution for such attorney-in-fact in such attorney-in-fact’s name, place, and stead, in any and all capacities, to sign the Fund’s registration statement on Form N-2 in connection with the shelf offering and any “at the market” offerings, rights offerings, or secondary offerings approved by the Board of Trustees of the Fund on September 15, 2022 (the “Registration Statement”) including any and all amendments, exhibits, or supplements thereto, to be filed pursuant to the Securities Act of 1933 and the Investment Company Act of 1940, with all other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person in his or her capacity as a Trustee or Officer of the Fund, hereby ratifying and confirming all that each said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has duly executed this Power of Attorney on the date indicated below.

/s/ Kathleen L. Goetz
Signature

Kathleen L. Goetz
Printed Name

September 15, 2022
Date

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Trustee or Officer of TEKLA WORLD HEALTHCARE FUND (the “Fund”) constitutes and appoints Daniel R. Omstead, Laura Woodward, Christopher P. Harvey and Allison M. Fumai and each of them, as his or her true and lawful attorney-in-fact and agent with full power of substitution and resubstitution for such attorney-in-fact in such attorney-in-fact’s name, place, and stead, in any and all capacities, to sign the Fund’s registration statement on Form N-2 in connection with the shelf offering and any “at the market” offerings, rights offerings, or secondary offerings approved by the Board of Trustees of the Fund on September 15, 2022 (the “Registration Statement”) including any and all amendments, exhibits, or supplements thereto, to be filed pursuant to the Securities Act of 1933 and the Investment Company Act of 1940, with all other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person in his or her capacity as a Trustee or Officer of the Fund, hereby ratifying and confirming all that each said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has duly executed this Power of Attorney on the date indicated below.

/s/ Rakesh K. Jain
Signature

Rakesh K. Jain
Printed Name

September 15, 2022
Date

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Trustee or Officer of TEKLA WORLD HEALTHCARE FUND (the “Fund”) constitutes and appoints Daniel R. Omstead, Laura Woodward, Christopher P. Harvey and Allison M. Fumai and each of them, as his or her true and lawful attorney-in-fact and agent with full power of substitution and resubstitution for such attorney-in-fact in such attorney-in-fact’s name, place, and stead, in any and all capacities, to sign the Fund’s registration statement on Form N-2 in connection with the shelf offering and any “at the market” offerings, rights offerings, or secondary offerings approved by the Board of Trustees of the Fund on September 15, 2022 (the “Registration Statement”) including any and all amendments, exhibits, or supplements thereto, to be filed pursuant to the Securities Act of 1933 and the Investment Company Act of 1940, with all other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person in his or her capacity as a Trustee or Officer of the Fund, hereby ratifying and confirming all that each said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has duly executed this Power of Attorney on the date indicated below.

/s/ Thomas M. Kent
Signature

Thomas M. Kent
Printed Name

September 15, 2022
Date

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Trustee or Officer of TEKLA WORLD HEALTHCARE FUND (the “Fund”) constitutes and appoints Daniel R. Omstead, Laura Woodward, Christopher P. Harvey and Allison M. Fumai and each of them, as his or her true and lawful attorney-in-fact and agent with full power of substitution and resubstitution for such attorney-in-fact in such attorney-in-fact’s name, place, and stead, in any and all capacities, to sign the Fund’s registration statement on Form N-2 in connection with the shelf offering and any “at the market” offerings, rights offerings, or secondary offerings approved by the Board of Trustees of the Fund on September 15, 2022 (the “Registration Statement”), including any and all amendments, exhibits, or supplements thereto, to be filed pursuant to the Securities Act of 1933 and the Investment Company Act of 1940, with all other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person in his or her capacity as a Trustee or Officer of the Fund, hereby ratifying and confirming all that each said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has duly executed this Power of Attorney on the date indicated below.

/s/ W. Mark Watson
Signature

W. Mark Watson
Printed Name

September 15, 2022
Date